EXHIBIT 10.4

                              CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT is made and entered into as of July 1, 2002, by and between Lumalite Holdings, Inc. ("Lumalite"), a Nevada corporation, and Vincent Brancaccio ("Consultant").

         WHEREAS,   Lumalite  desires  to  utilize  services  of  Consultant  in providing software development and electronic design services, (all of which services are hereinafter referred to collectively as the "Services"); and

WHEREAS, Consultant is well-qualified to provide the Services and desires to provide such Services;

         NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein, the parties hereto covenant and agree as follows:

         1. For a period beginning on July 1, 2002 and continuing through December 1, 2002 (the "Consulting Period"), Consultant shall consult with Lumalite regarding, and assist Lumalite in connection with, the Services.

         2. During the Consulting period, Lumalite shall be entitled to Consultant's assistance for reasonable times when and to the extent reasonably requested by, and subject to the reasonable direction of, Lumalite's Chief Executive Officer, President or Chief Financial Officer, or other Lumalite personnel designated by the above said officers.

         3. Consultant's services shall be rendered from Consultant's offices, unless by mutual agreement from time to time, arrangements are made for those services to be rendered elsewhere.

         4. Consultant shall have no authority to bind Lumalite by or obtain any obligation, agreement, promise, or representation without first obtaining the written approval of the Chief Executive Officer of Lumalite. Consultant shall not incur any liability on behalf of Lumalite or in any way represent or bind Lumalite in any manner or thing whatsoever and nothing herein shall be deemed to constitute either party the agent or representative of the other.

         5. In consideration of Consultant's entering into this Agreement, Lumalite has agreed to issue to Consultant, 125,000 shares of Lumalite's Common Stock, which shares shall be issued and immediately registered with the Securities and Exchange Commission pursuant to a registration statement on Form S-8. Consultant warrants that he is the person providing substantially all of the services hereunder; and further warrants that the services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the registrant's securities.

         6. Consultant understands and agrees that he is an independent contractor rather than an employee or agent of Lumalite.

         7. Consultant shall be responsible for withholding, paying and reporting any and all required federal, state or local income, employment and other taxes and charges. Consultant understands and agrees that Lumalite will make no deduction from payments to Consultant for federal or state tax withholdings, social security, unemployment, worker's compensation or disability insurance.

         8. Consultant agrees that he will not, without Lumalite's prior consent, disclose to anyone, any trade secrets of Lumalite or any confidential, non-public information relating to Lumalite's business, plans, operations, business targets, finances, or technology.





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         9. It is  understood  and agreed that the  services of  Consultant  are unique and personal in nature and Consultant shall not delegate or assign all or any portion of his or its required performance to any other individual, firm or entity without Lumalite's prior written consent.

         10. No waiver, amendment or modification of any provision of this Agreement shall be effective unless in writing and signed by both parties. This Agreement shall be binding upon and inure to the benefit of the heirs, successors, permitted assigns and legal representatives of the parties. This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all prior negotiations, discussions and other agreements with respect to the subject matter hereof. This Agreement shall be deemed to have been executed in, and shall be governed by and interpreted in accordance with the laws of, the State of California.

         IN WITNESS WHEROF, this Agreement has been executed as of July 1, 2002 by and between Consultant and Lumalite.

                                  "CONSULTANT"

                                                   -----------------------------
                                                   Vince Brancaccio

                                                   LUMALITE HOLDINGS, INC.

                                                   By:__________________________


                                                   Its:_________________________